UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2010

Bonanza Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52171	76-0720654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3417 Mercer, Suite E
Houston, TX   77027
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (713) 333-5808

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

As a result of continued challenges in developing its properties and raising capital, Bonanza Oil & Gas, Inc. (the “Company”) was unable to complete its quarterly review for the quarter ended September 30, 2010 and is presently unable to file its Form 10-Q with the Securities and Exchange Commission.  The Company is continuing to work with its advisors to review its financial and strategic restructuring options and generate the financing necessary to complete the financial statements for the period ended September 30, 2010 and file the Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Oil & Gas, Inc.

Date: November 15, 2010	By:	/s/ Bill Wiseman
Bill Wiseman
President and Chief Executive Officer